UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 6, 2022

Array Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39613	83-2747826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 Midway Place NE Albuquerque, New Mexico	87109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 11, 2022, Array Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) with the U.S. Securities and Exchange Commission (the “SEC”) announcing the consummation of its previously announced acquisition (the “STI Acquisition”) of Soluciones Técnicas Integrales Norland, S.L., a Spanish private limited liability company, and its subsidiaries (collectively, “STI”).

This Current Report on Form 8-K is being filed to provide certain additional unaudited pro forma financial information relating to the STI Acquisition and certain historical financial information of STI.

Item 8.01.	Other Events.

The unaudited pro forma condensed combined balance sheet of the Company for the year ended December 31, 2021 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The historical consolidated financial statements of STI which include the consolidated balance sheet of as of December 31, 2021 and the consolidated income statement, the statement of changes in consolidated net equity and statement of consolidated cash flows for the year ended December 31, 2021, and the notes related thereto, is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG Auditores, S.L., independent auditors.

99.1	Unaudited pro forma condensed combined financial information of the Company, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

99.2	Audited consolidated financial statements of Soluciones Técnicas Integrales Norland, S.L. and its subsidiaries as of and for the year ended December 31, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2022	ARRAY TECHNOLOGIES, INC.

	By:	/s/ Tyson Hottinger
Tyson Hottinger
Chief Legal Officer